Other Assets	12 Months Ended
Dec. 31, 2013
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Other Assets
8.	Other Assets

The following table provides the detail of our other assets.

	December 31, 2013		December 31, 2012
(Dollars in millions)	Ending Balance	% of Balance	Ending Balance	% of Balance
Accrued interest receivable, net	$2,161	30%	$2,147	26%
Derivatives at fair value	1,624	22	2,241	27
Income tax asset, net current and deferred	1,299	18	1,478	18
Accounts receivable	881	12	1,111	13
Benefit and insurance-related investments	477	7	474	6
Fixed assets, net	237	3	215	3
Other loans, net	101	1	137	2
Other	507	7	470	5

Total	$7,287	100%	$8,273	100%

The “Derivatives at fair value” line in the above table represents the fair value of our derivatives in a gain position by counterparty, exclusive of accrued interest and collateral. At December 31, 2013 and 2012, these balances included $1.6 billion and $2.4 billion, respectively, of cross-currency interest rate swaps and interest rate swaps designated as fair value hedges that were offset by an increase in interest-bearing liabilities related to the hedged debt. As of December 31, 2013 and 2012, the cumulative mark-to-market adjustment to the hedged debt was $(2.1) billion and $(2.8) billion, respectively.